Exhibit 99.1

[FORM OF] TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of November 5, 2018, is entered into by and among Altair Engineering, Inc., a Delaware corporation (“Parent”), Dallas Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), and each of the Persons set forth on Schedule A hereto (each, a “Stockholder”). All capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below). Additionally, the term “business day” shall have the meaning ascribed to such terms in the Merger Agreement.

WHEREAS, as of the date hereof, each Stockholder is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of common stock (“Common Stock”), par value $0.01, of Datawatch Corporation, a Delaware corporation (the “Company” and together with Parent, Purchaser and each Stockholder, the “Parties”) set forth opposite such Stockholder’s name on Schedule A hereto (all such shares set forth on Schedule A, together with any shares of Common Stock of the Company that are hereafter issued to or otherwise acquired or beneficially owned by any Stockholder prior to the termination of this Agreement, but excluding any shares of Common Stock that are hereafter validly transferred under Section 4.2(d), being referred to herein as the “Subject Shares”);

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Purchaser and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, the “Merger Agreement”), which provides, among other things, for Purchaser to commence an offer to purchase all of the issued and outstanding Common Stock of the Company and the Merger of the Company and Purchaser, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Purchaser have required that each Stockholder enter into this Agreement, and each Stockholder has agreed to do so in order to induce Parent and Purchaser to enter into, and in consideration of their entering into, the Merger Agreement; and

WHEREAS, the Board of Directors of the Company has adopted the Merger Agreement and approved the transactions contemplated thereby, and has approved the execution and delivery of this Agreement in connection therewith, understanding that the execution and delivery of this Agreement is a material inducement and condition to Parent’s and Purchaser's willingness to enter into the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE 1

AGREEMENT TO TENDER

1.1         Agreement to Tender.

(a)          Each Stockholder agrees to validly tender or cause to be tendered in the Offer all of such Stockholder’s Subject Shares pursuant to and in accordance with the terms of the Offer, free and clear of all Encumbrances (as defined below) (other than Permitted Encumbrances (as defined below)). Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than ten business days after, the receipt of Offer documents in the Offer, each Stockholder shall deliver pursuant to the terms of the Offer all of the Subject Shares owned by the Stockholder as of the date of such tender (the “Tender Date”) and all other documents or instruments required to be delivered by other Company stockholders pursuant to the terms of the Offer, including (A) a properly completed letter of transmittal with respect to such Stockholder’s Subject Shares and (B) a certificate representing such Stockholder’s Subject Shares or, in the case of Subject Shares that are book-entry shares or uncertificated shares, written instructions to Stockholder’s broker, dealer or other nominee that such Subject Shares be tendered into the Offer, subject to the terms of this Agreement, and requesting delivery of an “agent’s message” (or such other evidence, if any, of transfer as the Depository Agent may reasonably request). If any Stockholder acquires any Subject Shares after the Tender Date, such Stockholder shall tender into the Offer such Subject Shares prior to the earlier of (x) five business days following the date that the Stockholder shall acquire such Subject Shares and (y) the Expiration Date. Each Stockholder agrees that, once such Stockholder’s Subject Shares are tendered, such Stockholder shall not withdraw any of such Subject Shares from the Offer, unless and until (A) the Merger Agreement is terminated prior to the purchase of the Subject Shares in the Offer, or (B) this Agreement shall have been terminated in accordance with Section 5.2. Notwithstanding anything to the contrary herein, (x) nothing herein shall require any Stockholder to exercise or tender any unexercised Company Options, or prohibit Stockholder from exercising any Company Options, and (y) no Stockholder shall have any obligation under this Agreement to tender (or cause to be tendered) any Subject Shares to the extent such tender would reasonably be expected to cause the Stockholder to incur liability under Section 16(b) of the Exchange Act. Each Stockholder agrees that (i) on and after the date hereof, such Stockholder shall not take any action, or omit to take any action, that would cause the tender of such Stockholder’s Subject Shares to result in liability for such Stockholder under Section 16(b) of the Exchange Act and (ii) such Stockholder has identified on Schedule A hereto any purchases of Company Common Stock by such Stockholder during the prior six months that would be required to be matched with the tender of such Stockholder’s Subject Shares for purposes of determining liability under Section 16(b) of the Exchange Act.

(b)          Upon receipt of payment in full for each Stockholder’s Subject Shares pursuant to the Merger Agreement, each Stockholder agrees that any and all rights incident to its ownership of Subject Shares (including any rights to recover amounts, if any, that may be determined to be due to any stockholder or former stockholder of the Company), including but not limited to rights arising out of such Stockholder’s ownership of Subject Shares prior to the transfer of such Subject Shares to Purchaser or Parent pursuant to the Merger Agreement, shall be transferred to Purchaser and Parent upon the transfer to Purchaser or Parent of such Stockholder’s Subject Shares.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants to Parent and Purchaser as to such Stockholder on a several basis, that as of the date hereof:

2.1         Authorization; Binding Agreement. Such Stockholder has full legal capacity, right and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by such Stockholder. This Agreement constitutes the legal, valid and binding obligation of such Stockholder, and assuming due authorization, execution and delivery by each of Parent and Purchaser, is enforceable against such Stockholder in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

2.2         Non-Contravention. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of such Stockholder’s obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby will not (i) except for applicable requirements under federal securities laws, the securities laws of any state or other jurisdiction, the rules of any applicable securities exchange, Takeover Laws, the pre-merger notification requirements of the HSR Act, and filings and recordation of appropriate merger documents as required by the DGCL or any other applicable Law, require any consent, approval, order, authorization, permit or other action by, or filing with or notice to, any Person (including any Governmental Body) under, constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrances on any of the Subject Shares pursuant to, any contract, order or other instrument binding on such Stockholder or any applicable Law or (ii) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to such Stockholder, except for matters that, individually or in the aggregate, would not reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact in any material respect such Stockholder’s ability to perform its obligations hereunder.

2.3         Ownership of Subject Shares; Total Shares. Except as set forth on Schedule A, such Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such Stockholder’s Subject Shares and has good and marketable title to such Subject Shares free and clear of any liens, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer or exercise of any rights of a stockholder in respect of such Subject Shares (collectively, “Encumbrances”), except (i) as provided hereunder or (ii) pursuant to any applicable restrictions on transfer under the Securities Act (collectively, “Permitted Encumbrances”). The Subject Shares listed on Schedule A opposite such Stockholder’s name constitute all of the shares of Common Stock of the Company owned (both beneficially and of record) by such Stockholder as of the date hereof. Except pursuant to the Merger Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Stockholder’s Subject Shares.

2.4         Voting and Disposition Power. Except as set forth on Schedule A, such Stockholder has full and sole voting power with respect to such Stockholder’s Subject Shares, and full and sole power of disposition, full and sole power to issue instructions with respect to the matters set forth herein and full and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Subject Shares. None of such Stockholder’s Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder.

2.5         Reliance. Such Stockholder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6         Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no action pending against, or, to the actual knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s properties or assets (including the Subject Shares) before or by any Governmental Body that could reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder; provided, however, that such Stockholder makes no representations or warranties regarding any action involving the Company or relating to the Merger Agreement.

2.7         Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER

Each of Parent and Purchaser jointly and severally represents and warrants to each Stockholder that as of the date hereof:

3.1         Organization; Authorization. Each of Parent and Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all necessary power and authority to enter into this Agreement. Parent and Purchaser have all requisite corporate power and authority, and have taken all corporate action necessary, to execute and deliver and perform their respective obligations under this Agreement; and the execution, delivery and performance by Parent and Purchaser of this Agreement have been duly authorized by all necessary action on the part of Parent and Purchaser and their respective boards of directors.

3.2         Binding Agreement. This Agreement constitutes the legal, valid and binding obligation of Parent and Purchaser, and assuming due authorization, execution and delivery by each Stockholder, is enforceable against them in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

3.3         Non-Contravention. The execution and delivery of this Agreement by each of Parent and Purchaser does not, and the performance by each of them of its obligations hereunder and the consummation by each of them of the transactions contemplated hereby will not (i) except for applicable requirements under federal securities laws, the securities laws of any state or other jurisdiction, the rules of any applicable securities exchange, Takeover Laws, the pre-merger notification requirements of the HSR Act, and filings and recordation of appropriate merger documents as required by the DGCL or any other applicable Law, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Body) under, constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrances on any of the properties or assets of Parent or Purchaser pursuant to, any contract, order or other instrument binding on Parent or Purchaser or any applicable Law, or (ii) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Parent or Purchaser, except, in each case, for matters that, individually or in the aggregate, would not reasonably be expected to prevent or materially delay or impair the consummation by Parent and Purchaser of the transactions contemplated by this Agreement or otherwise adversely impact in any material respect Parent’s and Purchaser’s ability to perform their respective obligations hereunder.

ARTICLE 4

ADDITIONAL COVENANTS OF THE STOCKHOLDERS

Each Stockholder hereby covenants and agrees that until the termination of this Agreement:

4.1         Voting of Subject Shares; Proxy.

(a)          At any meeting of the stockholders of the Company held while this Agreement is in effect, however called, and at every adjournment or postponement thereof, or in connection with any written consent of the stockholders of the Company or in any other circumstances upon which a vote, consent or other approval of all or some of the stockholders of the Company is sought, at any time prior to the termination of this Agreement, such Stockholder shall, or shall cause the holder of record of its Subject Shares on any applicable record date to, appear at such meeting or otherwise cause such Stockholder’s Subject Shares to be counted as present thereat for purposes of establishing a quorum at any such meeting and vote (or cause to be voted) all of such Stockholder’s Subject Shares to the extent that any of the Subject Shares are entitled to vote at such meeting or in such written consent (the “Vote Shares”) (i) against (A) any action or agreement which is intended or would reasonably be expected to impede, delay, postpone, interfere with, nullify or prevent, in each case in any material respect, the Offer or the Merger, including, but not limited to, any other extraordinary corporate transaction, including a merger, acquisition, sale, consolidation, reorganization, recapitalization, extraordinary dividend or liquidation involving the Company and any Person (other than Parent, Purchaser or their Affiliates), or any other proposal of any Person (other than Parent, Purchaser or their Affiliates) to acquire the Company or all or substantially all of the assets thereof, (B) any Acquisition Proposal and any action in furtherance of any Acquisition Proposal or (C) any action, proposal, transaction or agreement that would reasonably be expected to result in the occurrence of any condition to the Offer to not be satisfied or result in a breach of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement or of such Stockholder under this Agreement and/or (ii) in favor of any other matter necessary or in furtherance of the Merger Agreement or the transactions contemplated by the Merger Agreement.

(b)          Such Stockholder hereby revokes (and agrees to cause to be revoked) any proxies that such Stockholder has heretofore granted with respect to the Subject Shares. Solely with respect to the matters described in Section 4.1(a), while this Agreement is in effect, such Stockholder hereby irrevocably grants to, and appoints, Parent and any designee thereof, as such Stockholder’s proxy and attorney-in-fact, for and in the name, place and stead of such Stockholder, to (i) attend any meeting of the stockholders of the Company on behalf of such Stockholder with respect to the matters set forth in Section 4.1(a), (ii) cause such Stockholder’s Subject Shares to be counted as present for purposes of establishing a quorum at any such meeting and (iii) vote all Vote Shares, or grant or withhold a consent or approval in respect of all Vote Shares, or issue instructions to the record holder of such Stockholder’s Vote Shares to do any of the foregoing, in connection with any meeting of the stockholders of the Company or any action by written consent in lieu of a meeting of the stockholders of the Company with respect to the matters set forth in Section 4.1(a), in a manner consistent with the provisions of Section 4.1(a). Such Stockholder authorizes such proxy and attorney-in-fact to substitute any other Person to act hereunder, to revoke any substitution and to file the proxy and any substitution or revocation with the Secretary of the Company. Such Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4.1(b) is given in connection with the execution of the Merger Agreement and granted in consideration of and as an inducement to Parent and Purchaser to enter into the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement, subject to the termination of this Agreement pursuant to Section 5.2. Such Stockholder hereby further affirms that the proxy set forth in this Section 4.1(b) is coupled with an interest, is intended to be irrevocable (and as such shall survive and shall not be affected by the death, incapacity, mental illness or insanity of such Stockholder, as applicable), subject, however, to its automatic termination upon the termination of this Agreement pursuant to Section 5.2, and shall not be terminated by operation of law or upon the occurrence of any other event other than the termination of this Agreement pursuant to Section 5.2. Parent agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Agreement.

4.2         No Transfer; No Inconsistent Arrangements.

(a)          Except as provided hereunder (including pursuant to Section 1.1 or Section 4.1) or under the Merger Agreement, from and after the date hereof and until this Agreement is terminated, such Stockholder shall not, directly or indirectly, voluntarily or involuntarily, (i) create or permit to exist any Encumbrance, other than Permitted Encumbrances, on any of such Stockholder’s Subject Shares, (ii) transfer, sell, assign, gift, hedge, mortgage, pledge or otherwise dispose of (including by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), or enter into any derivative arrangement with respect to (collectively, “Transfer”), any or all of such Stockholder’s Subject Shares, or any right or interest therein (or consent to any of the foregoing), (iii) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer of such Subject Shares or any interest therein, (iv) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any such Stockholder’s Subject Shares, (v) deposit or permit the deposit of any of such Stockholder’s Subject Shares, into a voting trust or enter into a voting agreement or arrangement with respect to any of such Stockholder’s Subject Shares or (vi) directly or indirectly, take or permit any other action that would reasonably be expected to in any way materially restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or otherwise make any representation or warranty of such Stockholder herein untrue or incorrect in any material respect; provided that the restrictions contained in this Section 4.2 shall not apply with respect to any transfer of the Subject Shares by a Stockholder pursuant to applicable Laws of descent and distribution; provided, further, that any such proposed transferee must agree in writing to take such Subject Shares subject to and to be bound by the terms and conditions of this Agreement applicable to such Subject Shares. Any action taken in violation of the foregoing sentence shall be null and void ab initio and such Stockholder agrees that any such prohibited action may be enjoined. If any involuntary Transfer of any of the Subject Shares shall occur (including, but not limited to, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement. Such Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) with respect to any equity interests in the Company for the purpose of opposing or competing with or taking any actions inconsistent with the transactions contemplated by the Merger Agreement. Notwithstanding the foregoing, such Stockholder may make Transfers of Subject Shares as Parent may agree in writing in its sole discretion. If so requested by Parent, such Stockholder agrees that the Subject Shares shall bear a legend stating that such Subject Shares are subject to this Agreement (provided, such legend shall be removed upon the valid termination of this Agreement).

(b)          At all times until the Expiration Date, in furtherance of this Agreement, such Stockholder shall, and hereby does, authorize and instruct the Company or its counsel to notify the Company’s transfer agent that, from the date each Stockholder tenders its Subject Shares in accordance with Section 1.1 until the Expiration Date, there is a stop transfer order with respect to all of the Subject Shares of such Stockholder (and that this Agreement places limits on the voting and transfer of such Shares until the Expiration Date) subject to the tendering of the Subject Shares in accordance with this Agreement and subject to any permitted Transfers pursuant to Section 4.2(a); provided, however, that (i) if this Agreement shall have been terminated in accordance with its terms or (ii) immediately following the Closing (and in any event within such time as would not delay receipt by the Stockholders of the Merger Consideration), the foregoing authorization and instruction shall be null and void and shall have no further force or effect. Until this Agreement is terminated in accordance with its terms, the obligations of such Stockholder specified in this Agreement shall apply whether or not the Company Board shall have made an Adverse Change Recommendation.

(c)          For the avoidance of doubt, neither any forfeiture of Shares, net settlement or purchase by the Company to satisfy tax withholding obligations nor sale of Shares to the extent required to satisfy any tax withholding obligation upon time vesting of a Company RSU occurring prior to the Offer Acceptance Time, shall be deemed to breach any provision hereof.

(d)          Notwithstanding Section 4.2(a) above, such Stockholder may make Transfers, for estate planning purposes or as a gift or charitable donation, of up to 100,000 shares of Common Stock held by such Stockholder; provided, further, that any such proposed transferee must agree in writing to take such Subject Shares subject to and to be bound by the terms and conditions of this Agreement applicable to such Subject Shares.

4.3         No Solicitation. Such Stockholder shall not, and shall cause its Representatives not to, directly or indirectly, if and to the extent prohibited by Section 5.4 of the Merger Agreement (assuming for this purpose that such Stockholder is the “Company” as such term is defined in the Merger Agreement): (i) solicit, initiate or knowingly encourage (including by way of furnishing nonpublic information) any Acquisition Proposal, (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any non-public information that encourages or facilitates, or could reasonably be expected to lead to, any Acquisition Proposal or otherwise knowingly facilitate any effort or attempt to make any Acquisition Proposal, or (iii) propose, resolve or agree to do any of the foregoing. Upon execution of this Agreement, such Stockholder shall immediately cease and cause to be terminated any negotiations with any Persons (other than Parent and Purchaser and their Representatives) that may be ongoing with respect to an Acquisition Proposal. Such Stockholder agrees that any breach of this Section 4.3 by any of its Subsidiaries, if any, or its or their respective Representatives shall be deemed to be a breach of this Section 4.3 by such Stockholder. Notwithstanding the foregoing, nothing in this Agreement shall prohibit a Stockholder from taking any action in its capacity as a Representative of the Company that is expressly permitted to be taken by the Company’s Representatives (in their capacity as such) under the Merger Agreement (including exercising fiduciary duties to the Company and its stockholders in accordance with applicable Law and the Merger Agreement).

4.4         No Exercise of Appraisal Rights. Provided that the Merger is consummated in accordance with the terms of the Merger Agreement, that the consideration offered pursuant to the Merger is not less than as set forth in the Merger Agreement and that this Agreement has not been terminated, such Stockholder waives and agrees not to exercise, assert or perfect, or attempt to exercise, assert or perfect any appraisal rights or dissenters’ rights in respect of such Stockholder’s Subject Shares that may arise with respect to the Merger and/or the transactions contemplated by the Merger Agreement, including, without limitation, under Section 262 of the DGCL, a copy of which is attached hereto as Exhibit A.

4.5         Documentation and Information. Such Stockholder shall not make any public announcement regarding this Agreement, the Offer, the Merger, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent, except as may be required by applicable Law (provided that reasonable advance notice of any such disclosure will be provided to Parent). Such Stockholder consents to and hereby authorizes Parent, Purchaser and/or their respective Affiliates to publish and disclose in all documents and schedules filed with the SEC, and in any press release or other disclosure document reasonably identified by Parent, Purchaser and/or their respective Affiliates in connection with the Offer, the Merger or any other transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and such Stockholder acknowledges that Parent, Purchaser and/or their respective Affiliates may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Body to the extent required by Law. Such Stockholder agrees to reasonably promptly give each of Parent, Purchaser and/or their respective Affiliates any information it may reasonably require with respect to such Stockholder and such Stockholder’s Subject Shares for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify such parties of any required corrections with respect to any written information supplied by such Stockholder specifically for use in any such disclosure document (including any change in such Stockholder's record or beneficial ownership of shares of Common Stock), if and to the extent that any such information shall have become false or misleading in any material respect.

4.6         Litigation. Such Stockholder agrees not to commence, join in, knowingly facilitate, knowingly assist or knowingly encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim against Parent, Purchaser, the Company or any of their respective directors or officers related to the Merger Agreement, the Offer or the Merger, including any claim (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (b) alleging a breach of fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement or any of the transactions contemplated thereby; provided that the foregoing shall not limit any and all actions in any such litigation taken by such Stockholder in response to claims commenced against such Stockholder.

4.7         Adjustments. In the event (x) of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares or (y) that such Stockholder shall become the record or beneficial owner of any additional shares of Company Common Stock, then the terms of this Agreement shall apply to the shares of Company Common Stock held by such Stockholder immediately following the effectiveness of the events described in clause (x) above or such Stockholder’s becoming the record or beneficial owner thereof as described in clause (y) above, as though, in either case, they were Subject Shares hereunder. In the event that such Stockholder shall become the beneficial owner of any other equity interests entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 4.1 hereof, then the terms of Section 4.1 hereof shall apply to such other equity interests as though they were Subject Shares hereunder.

ARTICLE 5

MISCELLANEOUS

5.1         Notices. Any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) upon receipt when delivered by hand, (b) two business days after being sent by registered mail or by courier or express delivery service, (c) if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission when receipt is confirmed or (d) if sent by email transmission after 6:00 p.m. recipient’s local time and receipt is confirmed, the business day following the date of transmission; provided that, in each case, the notice or other communication is sent to the physical address or email address set forth beneath the name of such Party below (or to such other physical address or email address as such Party shall have specified in a written notice given to the other parties hereto):

If to Parent or Purchaser, addressed to it at:

Altair Engineering Inc.

1820 E. Big Beaver Road

Troy, Michigan 48083

Email: jrs@altair.com

Attention: Mr. James R. Scapa

with a copy to (which shall not constitute actual or constructive notice):

Steven M. Rivkin, Esq.

Raoul Maitra, Esq.

Altair Engineering Inc.

1820 E. Big Beaver Road

Troy, Michigan 48083

Email: srivkin@altair.com and raoul@altair.com

and

Lowenstein Sandler LLP

1251 Avenue of the Americas

New York, New York 10020

Fax: 973-597-2351

Attention: Peter H. Ehrenberg, Esq.

If to a Stockholder, addressed to such Stockholder at such Stockholder’s address, facsimile number or email address set forth on a signature page hereto, or to such other address, facsimile number or email address as such Party may hereafter specify in writing for such purpose by notice to each other Party hereto.

5.2         Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the first to occur of (i) the valid termination of the Merger Agreement pursuant to the terms thereof, (ii) the Effective Time or (iii) the date of any modification, waiver or amendment to any provision of the Merger Agreement or any waiver of Parent or Purchaser’s obligations under the Merger Agreement, in each case, that results either (x) in a reduction in the amount or change in the form of consideration payable to the holders of Shares pursuant to the Merger Agreement as in effect on the date of this Agreement or (y) a material change in the timing after the Effective Time in which such consideration is to be paid to the Stockholders pursuant to the Merger Agreement as in effect on the date of this Agreement. Upon termination of this Agreement with respect to any Party, such Party shall not have any further obligations or liabilities under this Agreement; provided, however, that (A) nothing set forth in this Section 5.2 shall relieve any Party from liability for any Willful Breach of this Agreement prior to termination hereof and (B) the provisions of this Article 5 shall survive any termination of this Agreement.

5.3         Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each of (x) Parent and Purchaser, on the one hand, and (y) the Stockholder with respect to which such amendment is to be effective, on the other, or, in the case of a waiver, by each Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.4         Expenses. All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the Party incurring such fees and expenses, whether or not the Offer or the Merger is consummated.

5.5         Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights hereunder may be assigned without (x) in the case of an assignment by Parent and/or Purchaser, the prior written consent of each Stockholder and (y) in the case of an assignment by a Stockholder, the prior written consent of Parent and Purchaser, and any attempted assignment of this Agreement or any of such rights without such consent shall be void and of no effect; provided, further, however, that Parent or Purchaser may assign this Agreement to any of their respective Affiliates; provided that no such assignment permitted pursuant to this Section 5.5 shall relieve Parent of its obligations hereunder.

5.6         No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

5.7         Applicable Law; Jurisdiction; Specific Performance; Remedies.

(a)          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State or of any other jurisdiction that would cause the application of the laws of any jurisdiction other than the State of Delaware. Subject to Section 5.7(c), in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement: (i) each of the Parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Chancery Court of the State of Delaware and any state appellate court therefrom or, if such court lacks subject matter jurisdiction, a federal court sitting in the State of Delaware (it being agreed that the consents to jurisdiction and venue set forth in this Section 5.7(a) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided this Section 5.7(a) and shall not be deemed to confer rights on any Person other than the Parties hereto); and (ii) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such Party is to receive notice in accordance with Section 5.1. The Parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any Party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

(b)          The Parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties hereto do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Subject to the following sentence, the Parties acknowledge and agree that (i) the Parties shall be entitled to an injunction or injunctions, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 5.7(a) without proof of damages or otherwise prior to the valid termination of this Agreement in accordance with Section 5.2, this being in addition to any other remedy to which they are entitled under this Agreement and (ii) the right of specific performance is an integral part of the transactions contemplated by this Agreement and without that right, none of the Parties would have entered into this Agreement and Parent and Purchaser would not have entered into the Merger Agreement. Each of the Parties hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other Parties hereto have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. The Parties hereto acknowledge and agree that any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.7(b) shall not be required to secure, post or provide any bond or other security in connection with any such order or injunction.

(c)          EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH PARTY (A) MAKES THIS WAIVER VOLUNTARILY AND (B) ACKNOWLEDGES THAT SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND, IN THE CASE OF PARENT AND PURCHASER, TO ENTER INTO THE MERGER AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 5.7(c).

5.8         Entire Agreement; Counterparts. This Agreement, together with Schedule A and Exhibit A, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between any of the Parties, with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by PDF shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

5.9         Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. The application of such invalid or unenforceable provision to Persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and be enforced to the fullest extent permitted by applicable Law. To the extent any provision of this Agreement is determined to be prohibited or unenforceable in any jurisdiction, or determined to be impermissible by any Governmental Body, each of the Parties agrees to use reasonable commercial efforts to substitute one or more valid, legal and enforceable provisions that, insofar as practicable, implement the purposes and intent of the prohibited, unenforceable, or impermissible provision.

5.10       Construction.

(a)          For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b)          The Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement or any other agreements or documents executed or prepared in connection herewith.

(c)          As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d)          Except as otherwise indicated, all references in this Agreement to “Sections,” “Articles,” “Exhibits” or “Schedules” are intended to refer to Sections or Articles of this Agreement or Exhibits or Schedules to this Agreement.

(e)          The bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(f)          Unless the context requires otherwise (i) any reference herein to any Person shall be construed to include such Person’s successors and assigns and (ii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof.

5.11       Further Assurances. Parent, Purchaser and each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to perform their respective obligations under this Agreement.

5.12       Capacity as Stockholder. Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not in such Stockholder’s capacity as a director, officer or employee of the Company or any Company subsidiary. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer. Notwithstanding anything to the contrary contained herein but subject in all cases to all obligations imposed by the Merger Agreement, neither any action taken solely in any such capacity as an officer or director of the Company nor any action taken by the Company shall be deemed to constitute a breach of this Agreement, and the Company shall not be restricted or bound by this Agreement in any respect.

5.13       No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) this Agreement is executed by all parties hereto.

5.14       Stockholder Obligation Several and Not Joint; Independent Nature of Obligations. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder. Each of Parent and Purchaser, on the one hand, and each Stockholder, on the other, shall be entitled to enforce its rights under this Agreement against the other, and it shall not be necessary for any other Stockholder to be joined as an additional party in any proceeding for such purpose. No Stockholder may enforce this Agreement against any other Stockholder party hereto. A default by any Stockholder of its obligations pursuant to this Agreement shall not relieve any other Stockholder of any of its obligations to Parent and/or Purchaser under this Agreement.

5.15       No Ownership Interest. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in Parent or Purchaser any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. Except as otherwise provided herein or in the Merger Agreement, all rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to each applicable Stockholder, and neither Parent nor Purchaser shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct such Stockholder in the voting of any of the Subject Shares.

(Signature page follows)

In WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ALTAIR ENGINEERING INC.

By:
Name:
Title:

DALLAS MERGER SUB, INC.

By:
Name:
Title:

In WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

[STOCKHOLDER]

By:
Name:
Email:
Facsimile:
Address (optional):

Schedule A

Name of Stockholder	Number of Subject Shares as of the Date Hereof	Purchases of Company Common Stock During the Prior Six Months

Exhibit A

§ 262 Appraisal rights

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

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d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) In the event of an amendment to a corporation’s certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word “amendment” substituted for the words “merger or consolidation,” and the word “corporation” substituted for the words “constituent corporation” and/or “surviving or resulting corporation.”

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

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(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

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(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

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(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

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(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

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